UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007

NETWORK ENGINES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30863	04-3064173
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Dan Road, Canton, MA		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 332-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2007, the Board of Directors of Network Engines, Inc. voted to appoint Mr. Charles A. Foley to serve as an additional Class I Director to serve until the 2010 annual meeting of stockholders of the Company, effective as of that date.

Mr. Foley currently serves as CEO of Digital Ocular Networks and previously was  President of Tacit Networks, Inc. and served as the Chairman and Chief Executive Officer of Infinicon Systems, Inc.

Mr. Foley was recommended for appointment to the Board by the Company’s nominating committee to serve as an additional “independent” director under the rules of the NASDAQ Global Market.

Although the Board has not yet appointed Mr. Foley to serve on any committee, the Company expects that Mr. Foley will be named to one or more of the Board’s audit, compensation and/or nominating committees.

As a non-employee Director of the Company, Mr. Foley will be compensated in accordance with the Summary Of The Company’s Non-Employee Director Compensation which is filed as Exhibit 10.20 to our Form 10-K for the fiscal year ended September 30, 2006 and incorporated herein by reference.  Mr. Foley will also receive annual grants of Company stock options under the Company’s 2000 Director Stock Option Plan.  Upon election as a Director, Mr. Foley received stock option award under the 2000 Director Stock Option Plan to purchase 50,000 shares of common stock of the Company at an exercise price of $1.80 per share, which was the closing price of the common stock of the Company on the NASDAQ Global Market on the date of grant.

Item 7.01  Regulation FD Disclosure.

On September 18, 2007, the Company issued a news release announcing Mr. Foley’s appointment to the Board, which release is furnished as Exhibit 99.1 hereto.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1                                      Press release entitled “Network Engines Announces Charles Foley Elected to Board of Directors” issued by the Corporation on September 18, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

Date: September 21, 2007
	By:	/s/ Douglas G. Bryant
Douglas G. Bryant
Chief Financial Officer, Treasurer and
Secretary (Principal Financial Officer and
Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release entitled “Network Engines Announces Charles Foley Elected to Board of Directors” issued by the Corporation on September 18, 2006.

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